Supplement to the
Fidelity's New York Municipal Money Market Funds
March 31, 2007
Prospectus

Effective April 1, 2007, the Board of Trustees of Fidelity® New York AMT Tax-Free Money Market Fund has approved changes to the fund's expense structure. Under the new arrangements, management fees have been reduced to 0.20% and total operating expenses are contractually limited to 0.35% (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses). This expense limit may not be increased without approval of Fidelity New York AMT Tax-Free Money Market Fund's shareholders and Board of Trustees. The expense limit will not apply to any new class of Fidelity New York AMT Tax-Free Money Market Fund that may be created in the future.

Effective on or about April 17, 2007, Fidelity New York AMT Tax-Free Money Market Fund will be composed of multiple classes of shares. References to the fund are deemed to include class where applicable. The features and policies related to your shares of the fund will not change.

NYS-07-01 April 1, 2007
1.475779.125

Effective April 1, 2007, the following information replaces similar information found under the heading "Fee Table" in the "Fund Summary"section on page 6.

Annual operating expenses (paid from fund assets)

NY Municipal Money Market	Management fee	0.37%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.14%
	Total annual fund operating expensesA	0.51%
NY AMT Tax-Free Money Market	Management fee	0.20%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.10%
	Total annual fund operating expenses	0.30%

A Effective October 25, 2001, FMR has voluntarily agreed to reimburse New York Municipal Money Market to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of its respective average net assets, exceed 0.54%. This arrangement may be discontinued by FMR at any time.

Effective April 1, 2007, the following information replaces similar information found under the heading "Fee Table" in the "Fund Summary" section on page 7.

NY Municipal Money Market	1 year	$ 52
	3 years	$ 164
	5 years	$ 285
	10 years	$ 640
NY AMT Tax-Free Money Market	1 year	$ 31
	3 years	$ 97
	5 years	$ 169
	10 years	$ 381

Effective April 1, 2007, the following information replaces similar information found in the "Fund Management"section on page 23.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

New York AMT Tax-Free Money Market's annual management fee rate is 0.20% of its average net assets. Prior to April 1, 2007, New York AMT Tax-Free Money Market's annual management fee rate was 0.43% of its average net assets.